UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

RLI CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

RLI Corp.	9025 N. Lindbergh Drive | Peoria, IL 61615
Phone: 309-692-1000 | Fax: 309-692-1068 | www.rlicorp.com

April 15, 2013

Dear Shareholder:

This letter and the attached ballot are being sent to a small number of RLI Corp. shareholders.  You recently received the RLI Corp. 2013 Notice of Meeting and Proxy Statement, 2012 Annual Report and a ballot for the May 2, 2013 Annual Shareholders Meeting.

It has come to our attention that a small number of shareholders (approximately 65) received a ballot that contained a minor, inadvertent error in which the directors were mis-numbered.  If you have received this letter, we determined that you received one of the incorrect ballots.  Therefore, in order to avoid any confusion, we have enclosed a corrected replacement ballot which supersedes the ballot you previously received.

If suitable for your situation, you may revote your shares using the enclosed replacement ballot at your earliest convenience.  If you are satisfied with your prior votes, there is no need to vote again.  We apologize for any inconvenience this may cause you, and as always we appreciate your support of RLI.

Please direct any questions or comments to the undersigned at 1-800-331-4929, ext. 5849.

Very truly yours,

Daniel O. Kennedy
Vice President, General Counsel
& Corporate Secretary

RLI CORP. 9025 NORTH LINDBERGH DRIVE PEORIA, IL 61615

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M59294-P34301	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

RLI CORP.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐
Nominees:

	01) Kaj Ahlmann				06) Charles M. Linke
	02) Barbara R. Allen				07) F. Lynn McPheeters
	03) John T. Baily				08) Jonathan E. Michael
	04) Jordan W. Graham				09) Michael J. Stone
	05) Gerald I. Lenrow				10) Robert O. Viets

The Board of Directors recommends you vote FOR the proposals 2 and 3.						For	Against	Abstain

2.	APPROVE THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.					☐	☐	☐

3.	APPROVE THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.					☐	☐	☐

NOTE: This proxy also grants the Proxies the ability to vote in their discretion upon other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s). Executors, trustees, and others signing in a representative capacity should include their name and the capacity in which they sign.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report & Notice and Proxy Statement are available at www.proxyvote.com.

M59295-P34301

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RLI CORP.

The undersigned hereby appoints Barbara R. Allen and Charles M. Linke, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or either one of them, to represent and to vote, as indicated on the other side of this form or as indicated by phone or Internet, the shares of Common Stock of RLI Corp. held of record by the undersigned on March 4, 2013, at the RLI Corp. Annual Meeting of Shareholders to be held on May 2, 2013 or any adjournments thereof.

If no other indication is made on the reverse side of this form, or by phone or Internet, the Proxies shall vote for each of the director nominees listed on the reverse side of this form, for Proposals 2 and 3, and in their discretion, upon such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side.)